                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   Form 8-K


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report:     July 26, 1995

Date of earliest
event reported:     June 28, 1995



                           APOGEE ENTERPRISES, INC.
- --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



Minnesota                             O-6365                41-0919654
- --------------------------------------------------------------------------------
(State or other jurisdiction of    (Commission             (I.R.S. Employer
incorporation or organization)     File Number)            Identification No.)



                     7900 Xerxes Avenue South - Suite 1800
                         Minneapolis, Minnesota  55431
- --------------------------------------------------------------------------------
                   (Address of principal executive offices)



Registrant's telephone number, including area code:  (612) 835-1874

Item 5.   Other Events.


          On June 28, 1995, Apogee Enterprises, Inc., a Minnesota corporation (the "Company") amended its Rights Agreement, dated as of October 19, 1990 (the "Rights Agreement"), by entering into Amendment No. 1, dated as of June 28, 1995 (the "Amendment"), with American Stock Transfer & Trust Company (f/k/a American Stock Transfer Company). Capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Rights Agreement and the Amendment.


          The Rights Agreement has been amended to modify the definition of "Acquiring Person" to (i) exclude from the definition of "Acquiring Person" a person determined by the Board of Directors to have inadvertently become the Beneficial Owner of 10% or more of the Company's Common Stock if that person promptly disposes of a sufficient number of shares in order to reduce the number of shares Beneficially Owned below the 10% threshold and (ii) provide that the merger of David L. Babson & Co., Inc. and Concert Capital Management, Inc. shall not result in the surviving entity from such merger becoming an Acquiring Person solely as a result of it being the Beneficial Owner of more than 10% of the Common Shares of the Company as a result of such merger, provided that it is the Beneficial Owner of no more than 13.5% of the Common Shares of the Company.


          A copy of the Amendment has been attached as an exhibit hereto and is incorporated herein by reference. The foregoing description of the amendments to the Amended and Restated Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment.

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.


          1. Amendment No. 1, dated as of June 28, 1995, to Rights Agreement, dated as of October 19, 1990, between the Company and American Stock Transfer & Trust Company (f/k/a American Stock Transfer Company).


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    APOGEE ENTERPRISES, INC.



                                    By:  William G. Gardner
                                        ------------------------------------
                                        William G. Gardner
                                        Treasurer and Secretary



Dated:  July 26, 1995

                                 Exhibit Index


Exhibit No.    Description
- -----------    -----------


     1 Amendment No. 1, dated as of June 28, 1995, to Amended and Restated Rights Agreement, dated as of October 19, 1990, between the Company and American Stock Transfer & Trust Company (f/k/a American Stock Transfer Company).